SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


  [ ]  Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]  Definitive Proxy Statement


  [ ]  Definitive Additional Materials

  [ ]  Soliciting Material Pursuant to Rule14a-11(c) or Rule 14a-12

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                (Name of Registrant as Specified In Its Charter)

      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1) Title of each class of securities to which transaction applies:

            ____________________________________________________________________

            2) Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

            4) Proposed maximum aggregate value of transaction:

            ____________________________________________________________________

            5) Total fee paid: _________________________________________________

  [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            1) Amount previously paid:

            ____________________________________________________________________

            2) Form, Schedule or Registration Statement No.:

            ____________________________________________________________________

            3) Filing Party:

            ____________________________________________________________________

            4) Date Filed:

            ____________________________________________________________________

                                MUTUAL OF AMERICA
                            INSTITUTIONAL FUNDS, INC.

                         Special Meeting of Shareholders
                          to be held on August 24, 2000

                                 PROXY STATEMENT

                             Your Vote is Important

      o Please review the Proxy Statement, which describes matters to be voted on,

      o Mark your vote on the Proxy Card(s) that accompany the Proxy Statement, and

      o Return the Proxy Card(s) in the enclosed envelope or fax the Card(s) to 212-224-2540.

                              Questions and Answers
                                     for the
                         Special Meeting of Shareholders

Please read the Proxy Statement for complete information about the Special Meeting and the proposals to be voted on by shareholders. The Questions and Answers below provide an overview of the Meeting and the proposals.

Q:    What is the Notice of Special Meeting?

A: Mutual of America Institutional Funds, Inc. (the "Investment Company") has called a special meeting of shareholders to be held on August 24, 2000 (the "Meeting"). The Notice of Special Meeting was prepared by the Investment Company to tell shareholders ("you") about the Meeting. It lists the matters that will be voted on at the Meeting ("Proposals").

Q:    What is the Proxy Statement?

A: The Proxy Statement has information about the Investment Company and describes in detail the Proposals that will be voted on at the Meeting. It states the vote needed for each Proposal and whether the Proposal is voted on by all Funds together or by each Fund separately.

Q:    Why did I receive the Investment Company's Proxy Statement?

A: As of June 7, 2000 (the "record date" for the Meeting), you held shares of one or more of the Investment Company's Funds--the Equity Index, All America, Bond or Money Market Fund. We have sent you the Proxy Statement and a Proxy Card for each Fund you own so that you can make a decision about the Proposals, indicate your vote on the Proxy Card(s) and return the Card(s) to us. You may vote the shares of the Funds you held as of the record date.

Q:    How can I vote at the Meeting?

A: You may attend the meeting and cast your vote in person, or you may sign the Proxy Card(s) and instruct the persons designated as proxies to cast your vote at the Meeting as you indicate on the Proxy Card(s). We have enclosed a postage prepaid envelope for return of your signed Proxy Card(s), or you may fax your Proxy Card(s) to us at 212-224-2540.

Q: What happens if not enough shareholders vote and there is no quorum for the Meeting?


A: The Investment Company must have a quorum with respect to each of the Funds in order to have the Meeting and will adjourn the meeting to a later date if not enough shareholders vote. It is very important that shareholders complete and return their Proxy Cards so that the Meeting can be held. Please vote and return your Proxy Cards as soon as possible.

Q:    Who determined the Proposals to be voted on at the Meeting?

A: The Investment Company's Board of Directors decided what Proposals would be presented to shareholders at the Meeting. The Board of Directors has recommended that the shareholders vote FOR all of the Proposals.

Q: In Proposal 1, who are the Nominees for Director? Have they been elected before?

A: The six Nominees for Director currently serve as directors of the Investment Company. Information about the Nominees and their business backgrounds is included in the Proxy Statement.

Q:    In  Proposal  2,  why  are  the  Investment   Company  Funds'  fundamental
      investment restrictions being modified?

A: A number of the Funds' fundamental investment restrictions reflect legal and other restrictions that are no longer applicable to the Funds. Under the Investment Company Act of 1940 (the "1940 Act"), the Funds must adopt fundamental investment restrictions for investing in certain securities or types of transactions. A "fundamental" restriction can be changed only by the vote of the Fund's shareholders.

      The proposed changes will retain fundamental investment restrictions for the Funds to the extent required under the 1940 Act. The changes will eliminate current fundamental investment restrictions that the 1940 Act does not require to be fundamental. The Board of Directors intends to adopt non-fundamental investment policies for each investment restriction that is eliminated as a fundamental policy. A "non-fundamental" policy can be changed from time to time by a vote of the Board of Directors.

Q: Will the changes in Proposal 2 affect the Funds' operations in any material respect?

A:    No.  The  primary  result  will be to make  some  investment  restrictions
      non-fundamental--changeable   by  the  Board  of   Directors--instead   of
      fundamental--changeable only by the shareholders.

Q:    How can I get more information about the proposed changes in Proposal 2?

A: You should first look in the Proxy Statement where proposed Changes #1-#17 are discussed. After each proposed change is stated, there is a discussion captioned "Reason for change" that explains why the Investment Company wants to make the change. If you need further explanation, please call your Mutual of America Securities Corporation representative. The representative will obtain the answer to your question or have someone from the Investment Company call you back with the information.

Q: In Proposal 2, can I vote FOR some proposed changes and AGAINST other changes?


A: Yes, but the Investment Company's Board of Directors has recommended approval of all of the proposed changes for each of the Funds. To vote FOR some changes in Proposal 2 and AGAINST others, mark the box on the Proxy Card "For All (Except Any Noted Below)" and fill in on the line under "FOR ALL EXCEPT" the number(s) indicating any proposed change(s) you want to vote against.

Q: In Proposal 2, can I ABSTAIN from voting on some proposed changes and vote on other changes?

A: Yes. To abstain from voting on certain proposed changes, mark the box on the Proxy Card "Abstain as Noted Below", then fill in on the line under "ABSTAIN" the number(s) indicating any proposed changes for which you want to abstain from voting.


Q: In Proposal 3, what does "ratify the selection of independent accountants" mean?

A: The Investment Company is registered with the Securities and Exchange Commission under the 1940 Act. The 1940 Act requires the Investment Company's Board of Directors to select independent accountants for the Funds, and the Board of Directors has selected Arthur Andersen LLP. The 1940 Act also requires the Board of Directors to submit its selection of accountants to shareholders at the next shareholders' meeting following selection of accountants. Approval by shareholders of the Board's designation of accountants is called a "ratification" of the Board's selection.

Q: In Proposal 4, what other matters will be brought before the Meeting for a vote?

A: The Investment Company does not know of any other matters that will be voted on at the Meeting. The Investment Company has advised us that it does not anticipate shareholders will be given any additional Proposals for consideration at the Meeting.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 Park Avenue, New York, New York 10022
                                 1-800-914-8716

                               o Equity Index Fund

                               o All America Fund

                               o Bond Fund

                               o Money Market Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Notice is hereby given that a Special Meeting of Shareholders of the Mutual of America Institutional Funds, Inc. will be held at the offices of Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, on August 24, 2000, at 9:30 a.m., Eastern time, for the following purposes:

   1. To elect a Board of Directors;


   2. To approve amended fundamental investment restrictions of the Funds to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental, and (b) revise the language of those restrictions that are still required to be fundamental:

      1. Options and futures        10.  Industry concentration
      2. Foreign securities         11.  Real estate and mortgages
      3. Exercise of control        12.  Investment company securities
      4. Underwriting securities    13.  Purchasing on margin
      5. Making short sales         14.  Borrowing money
      6. Commodities                15.  Lending Fund assets
      7. Issuer diversification     16.  Illiquid securities
      8. Voting securities          17.  Oil, gas and mineral interests
      9. Senior securities


   3. To ratify the selection of Arthur Andersen LLP as independent accountants for the Funds; and

   4. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on June 7, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                           /s/ Dolores Morrissey

                                           President and Chairman of the Board


July 19, 2000

                               Table of Contents


Notice of Special Meeting of Shareholders                                        Cover

Proxy Statement ................................................................     1

 Proposal 1:  Elect a Board of Directors .......................................     4

 Proposal 2:  Approve Amended Fundamental Investment Restrictions
              to (a) delete restrictions that are no longer required to
              be fundamental due to changes in state laws or which otherwise need not be fundamental, and (b) revise the language of
              those  restrictions that are still required to be fundamental ....     6

   Change #1 Eliminate the fundamental restriction on options and futures ......     8

   Change #2 Eliminate the fundamental restriction on foreign securities .......     9

   Change #3  Eliminate  the  fundamental  restriction  on investing to
              exercise control .................................................    10

   Change #4 Amend the fundamental restriction on underwriting securities ......    10

   Change #5 Eliminate the fundamental restriction on short sales ..............    11

   Change #6 Amend the fundamental restriction on commodities ..................    11

   Change #7 Amend the fundamental  restriction on diversification among
             issuers ...........................................................    12

   Change #8 Amend the fundamental restriction on amount of voting
             securities ........................................................    13

   Change #9 Amend the fundamental restriction on issuing senior securities ....    13

   Change #10 Amend the fundamental restriction on industry concentration ......    14

   Change #11 Amend the fundamental restriction on real estate and mortgages ...    14

   Change #12 Eliminate the fundamental restriction on registered investment
              company securities ...............................................    15

   Change #13 Eliminate the fundamental restriction on purchasing on margin ....    16

   Change #14 Amend the fundamental restriction on borrowing and
              pledging assets ..................................................    17

   Change #15 Amend the fundamental restriction on making loans ................    18

   Change #16 Eliminate the fundamental restriction on illiquid securities .....    19

   Change #17 Eliminate the fundamental restriction on purchase of oil, gas and
              mineral interests ................................................    20

   Proposal 3: Ratify Selection of Arthur Andersen LLP as Independent
               Accountants .....................................................    21

   Additional Information ......................................................    22

   Exhibit A: Proposed Fundamental Investment Restrictions .....................   A-1

   Exhibit B: Current Fundamental Investment Restrictions ......................   B-1

   Exhibit C: Proposed Non-Fundamental Investment Policies .....................   C-1


                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                          To be held on August 24, 2000

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc., a Maryland corporation (the "Investment Company") is furnishing this Proxy Statement in connection with the solicitation of proxies by its Board of Directors. The proxies will be voted at a Special Meeting of Shareholders of the Investment Company ("Meeting") to be held at the offices of Mutual of America Life Insurance Company ("Mutual of America"), 320 Park Avenue, 6th Floor, New York, New York 10022, on August 24, 2000 at 9:30 a.m. Eastern time, and at all adjournments thereof. The record date for determining shareholders entitled to vote at the Meeting is the close of business on June 7, 2000.


We are mailing or delivering this Proxy Statement, the Notice of Special Meeting and the proxy card to shareholders on or about July 19, 2000. Any shareholder who has given a proxy may revoke it prior to the Meeting by delivering written notice to the Secretary of the Investment Company, by attending the Meeting in person, or by executing a superseding proxy. All properly executed proxies we receive in time for the Special Meeting will be voted as specified in the proxy or, if there is no specification, for each proposal in the Proxy Statement.


The Investment Company has these Funds (or series): the Equity Index Fund, All America Fund, Bond Fund and Money Market Fund (each a "Fund" and collectively, the "Funds"). Each nominee listed in Proposal 1 who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected as a Director. A majority of all votes cast at the Meeting is required to approve Proposal 3. Approval of each of the Changes #1-17 in Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The following table summarizes the Proposals in this Proxy Statement applicable to each Fund.

Proposal                                   Fund(s)        Manner in Which the
 Number       Description of Proposal      To Vote          Funds Will Vote

    1     Elect a Board of Directors         All     Shareholders of all Funds will
          (six persons named as nominees)            vote together as a single class
                                                     regarding each nominee

2,#1-17   Approve  amendments to all of      All     Shareholders of each Fund will
          the   fundamental   investment             vote separately on each proposed
          restrictions of the Funds, with            change
          some restrictions eliminated if
          not required to be fundamental
          and others amended

    3     Ratify selection of Arthur         All     Shareholders of all Funds will
          Andersen LLP as Independent                vote together as a single class
          Accountants for the Funds

The table below sets forth shares outstanding of each of the Funds as of the record date for the Meeting and the shares held by Mutual of America, which is an affiliate of the Investment Company's investment adviser.

                              Shares Outstanding       Shares (and %) Held
 Name of Fund                  at June 7, 2000         by Mutual of America

Equity Index                     3,317,654.5960    2,522,900.5120 (76.045%)
All America                      3,923,292.7570    2,268,403.6840 (57.819%)
Bond                             2,791,436.5280    2,281,585.0660 (81.735%)
Money Market                     3,774,523.6140      109,958.7140  (2.913%)

In addition to Mutual of America, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Funds on the record date.

    Name and Address                     Fund              Shares (and %) Held

Calvary Hospital, Inc.                All America        576,402.6180 - 14.692%
1740 Eastchester Road
Bronx, NY 10461

Calvary Fund, Inc.                    All America        443,228.9880 - 11.297%
1740 Eastchester Road
Bronx, NY 10461

Calvary Hospital, Inc.                Equity Index       473,115.3780 - 14.261%
1740 Eastchester Road
Bronx, NY 10461

Manhattan College                     Money Market       565,339.4930 - 14.978%
4513 Manhattan College Parkway
Riverdale, NY 10471

Johnson O'Connor Research             Money Market        295,067.1400 - 7.817%
Support Corporation
347 Beacon Street
Boston, MA 02116

In determining whether a quorum exists, the Investment Company will count votes to Abstain as shares present and voting. Any shareholder abstentions for a Proposal will have the effect of a "no" vote.

Investment Adviser for the Funds and Subadvisers for the All America Fund. Mutual of America Capital Management Corporation (the "Adviser"), serves as the investment adviser for each of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Mutual of America, and its business address is 320 Park Avenue, New York, New York 10022. Two subadvisers for the All America Fund manage approximately 20% of the Fund's assets. The names and addresses of these subadvisers are: Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302 and Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

Officers of the Investment Company. The Investment Company has the following officers, who serve without compensation from the Investment Company. The business address of each officer is 320 Park Avenue, New York, New York 10022.

                                             Principal Occupations
   Name and Age         Position Held        During Past Five Years
   ------------         -------------        ----------------------

Dolores J. Morrissey   President and    President,  Mutual of America Securities
     (age 71)          Chief Executive  Corporation,  since August 1996;  Execu-
                       Officer          tive Vice  President  and  Assistant  to
                                        President  of  Adviser,  March  1996  to
                                        December 1996; prior thereto, President and Chief Executive Officer of Adviser

Manfred Altstadt       Senior Executive Senior   Executive  Vice  President  and
     (age 51)          Vice President   Chief  Financial   Officer  of  Adviser,
                       and Treasurer    Mutual of America and The American  Life
                                        Insurance Company of New York ("American
                                        Life");  Director  of Mutual of  America
                                        since   October  1998  and  Director  of
                                        American Life

Patrick A. Burns       Senior Executive Senior   Executive  Vice  President  and
     (age 53)          Vice President   General  Counsel of  Adviser,  Mutual of
                       and General      America and American  Life;  Director of
                       Counsel          Mutual of America since October 1998 and
                                        Director of American Life

                                             Principal Occupations
   Name and Age         Position Held        During Past Five Years
   ------------         -------------        ----------------------

John R. Greed          Executive Vice   Executive  Vice President and Treasurer,
     (age 40)          President and    Mutual  of  America  and  American  Life
                       Chief Financial  since May 1997;  Senior  Vice  President
                       Officer          and Deputy  Treasurer  fromJuly  1996 to
                                        May 1997; prior thereto, Partner, Arthur
                                        Andersen LLP

Stanley M. Lenkowicz   Senior Vice      Senior Vice President and Deputy General
     (age 58)          President,       Counsel   of  Mutual  of   America   and
                       Deputy General   American Life
                       Counsel and
                       Secretary


Distributor:   Mutual  of  America  Securities   Corporation  is  the  principal
underwriter of the Funds' shares. Its address is 320 Park Avenue, New York, New York 10022.


Annual Report: The Investment Company will furnish, without charge, a copy of its most recent annual report and semi-annual report, containing the Funds' financial statements. To request these reports, please call the Investment Company at 1-800-914-8716 or write to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022, Attn: Stanley M. Lenkowicz.

--------------------------------------------------------------------------
Proposal 1. Elect a Board of Directors
--------------------------------------------------------------------------

Six Directors will be elected at the Meeting, each to serve until his or her successor is elected and qualified. Each proxy card will be voted for the election of the nominees listed below, unless a contrary specification is made on the card.

The nominees for Director currently are Directors of the Investment Company and have served in that capacity continuously since originally elected or appointed. Each nominee has consented to serve as a Director if elected. The business address of each nominee is indicated in the table below:

                         Position Held     Principal
                         With Investment   Occupations During Director
Name, Address and Age    Company           Past Five Years                 Since
---------------------    ---------------   ---------------------------     -----


Kevin M. Kearney         Director          Partner, Wingate, Kearney &     2/96
32 Court Street                            Cullen (law firm).
Brooklyn, NY 11201
     (age 47)

Dolores J. Morrissey*    Chairman of the   President and Chief  Executive  10/94
320 Park Avenue          Board, President  Officer  of Mutual of  America
New York, NY 10022       and Director      Securities  Corporation  since
     (age 71)                              August  1996;  Executive  Vice
                                           President and Assistant to the
                                           President  of the Adviser from
                                           March 1996 to  December  1996;
                                           prior  thereto,  President and
                                           Chief Executive Officer of the
                                           Adviser.

                         Position Held     Principal
                         With Investment   Occupations During Director
Name, Address and Age    Company           Past Five Years                 Since
---------------------    ---------------   ---------------------------     -----


John T. Sharkey          Director          Chairman  and Chief  Executive   2/96
320 Park Avenue                            Officer,  Kane,   Saunders   &
New York, NY 10022                         Smart;  prior  thereto,   Vice
     (age 63)                              President -- Corporate National
                                           Accounts, MCI Communications.

John R. Silber           Director          Chancellor, Boston University.   2/96
147 Bay State Road
Boston, MA 02215
     (age 73)

Stanley Shmishkiss       Director          Shmishkiss         Associates;   8/98
P.O. Box 909                               Chairman Emeritus of the Board
Lynn, MA 01904                             of  Trustees  of the  American
     (age 81)                              Cancer Society Foundation.


Patrick J. Waide Jr.     Director          Retired;  Past President,  The   8/96
320 Park Avenue                            Drucker   Foundation;    Chief
New York, NY 10022                         Operating Officer,  Sullivan &
     (age 62)                              Company,  New  York,  New York
                                           from    September    1996   to
                                           December 1998;  prior thereto,
                                           Executive  Vice  President and
                                           Chief Financial Officer of the
                                           Bessemer   Group,   Inc.,  and
                                           Senior  Vice   President   and
                                           Chief  Financial   Officer  of
                                           Bessemer Securities.


----------

* Ms. Morrissey is an "interested person" (as defined in the Investment Company Act of 1940) of the Investment Company based on her affiliation with the Adviser or its affiliate.


Mr. Sharkey also serves as a director of IXnet Inc., a telecommunications company.


The nominees for Director do not own any of the outstanding shares of the Investment Company, which are available only to institutional investors.

The Investment Company does not have an Audit Committee; the entire Board of Directors fulfills the obligations that an Audit Committee would have. The Investment Company also has no standing nomination, compensation or executive committees.


During 1999, the Board of Directors held four meetings. All of the directors attended all four meetings. Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company. Ms. Morrissey also serves as the President and Chief Executive Officer of Mutual of America Investment Corporation, an investment company managed by the Adviser.

The directors received the following compensation for serving as directors of the Investment Company in 1999:

                                               Pension or                       Total Compensation
                             Aggregate     Retirement Benefits   Estimated       from Investment
                           Compensation      Accrued as Part       Annual        Company and Fund
                          from Investment    of Investment      Benefits Upon     Complex Paid to
Name of Director              Company       Company Expenses     Retirement          Directors

Kevin M. Kearney ........   $14,198 (2)          None                None            $14,198 (2)
Dolores J. Morrissey ....      None (1)          None                None               None (1)
John T. Sharkey .........   $14,824 (2)          None                None            $14,824 (2)
Stanley Shmishkiss ......   $16,619 (2)          None                None            $16,619 (2)
John R. Silber ..........   $16,619 (2)          None                None            $16,619 (2)
Patrick J. Waide, Jr. ...   $14,824 (2)          None                None            $14,824 (2)


----------

(1) As an employee of the Adviser or its affiliate and as an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company without compensation.

(2) Directors who are not "interested persons" of the Investment Company receive an annual retainer of $16,000 and a fee of $1,500 for each Board or Committee meeting they attend. (During 1999, the directors received an annual retainer of $10,000 and a $1,000 fee for each Board or Committee meeting attended.) In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.


Required Vote. Each nominee who receives the affirmative vote of a majority of the Investment Company Fund shares cast at the Meeting will be elected as a
Director. The Directors of the Investment Company recommend that the shareholders of the Investment Company vote FOR each of the nominees for Director listed in this Proposal 1.

--------------------------------------------------------------------------------
Proposal 2: Approve Amended Fundamental Investment Restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental, and (b) revise the language of those restrictions that are still required to be fundamental
--------------------------------------------------------------------------------


The  Investment  Company  Act of  1940  (the  "1940  Act")  requires  investment companies to adopt fundamental policies for investing in certain types of securities or using certain investment techniques. The Investment Company adopted its current fundamental investment restrictions at a time when investment companies typically adopted a lengthy list of restrictions, in part because of state securities department requirements for investment companies that are no longer applicable.

Changes to the Investment Company's fundamental investment restrictions require a vote of shareholders, and the Investment Company holds meetings of shareholders only from time to time. The Investment Company is using the opportunity of this

Meeting to request that shareholders substantially revise and update the Funds' fundamental investment restrictions.

The Investment Company is asking that Fund shareholders eliminate a number of fundamental restrictions that the 1940 Act does not require to be fundamental. In several instances, 1940 Act provisions, and rules or interpretations adopted by the Securities and Exchange Commission ("SEC") thereunder, will limit investments by the Funds, whether or not they have a fundamental policy. The Board of Directors intends to adopt non-fundamental investment policies covering certain securities or investment techniques when shareholders approve elimination of fundamental policies.


The Investment Company currently has 16 fundamental investment restrictions -- 9 are proposed to be amended and retained as fundamental (changes #4, 6-11, 14 and 15); 6 are proposed to be eliminated then replaced with 7 non-fundamental investment policies that will be adopted by the Board of Directors (changes #1-3, 5, 12, 13 and 16); and 1 is proposed to be eliminated as redundant (change #17). For 3 of the 9 amended fundamental investment restrictions, the Board of Directors also intends to adopt new corresponding non-fundamental investment policies.

The Board of Directors has determined that approval by shareholders of the proposed amendments to the fundamental investment restrictions is in the best interests of the shareholders of each of the Funds. The Investment Company does not anticipate that approval of the Proposal 2 amendments will materially affect the operations of any Fund or its investment performance. The Funds have no current intention of modifying their investment practices following approval of the proposed changes.


The purposes of the amendments under Proposal 2 are:

   o  to clarify or simplify the fundamental investment restrictions;


   o to conform the fundamental restrictions to current provisions of the 1940 Act and related rules and regulations, as they may be amended from time to time;

   o to provide the Investment Company Funds with more investment flexibility, consistent with practices that have been adopted by other registered investment companies, by eliminating certain fundamental investment restrictions that are not required under the 1940 Act; and

   o  to  conform  the  Funds'  fundamental   investment   restrictions  to  the
      restrictions of substantially similar funds managed by the Adviser.


Non-fundamental investment policies will allow the Funds flexibility to respond to changed market conditions. They can be changed upon approval by the Board of Directors, subject to any limits imposed under the 1940 Act and related rules and interpretations, or other regulatory authorities.

Exhibit A to this Proxy Statement shows the Investment Company's proposed fundamental investment restrictions, discussed in this Proposal 2. Exhibit B to this Proxy Statement sets forth the Investment Company's current fundamental investment restrictions.

For your information, Exhibit C sets forth the non-fundamental investment policies the Board intends to adopt upon approval by a Fund's shareholders of the proposed changes to the Fund's current fundamental investment restrictions. Shareholders are not being asked to vote on the non-fundamental policies in Exhibit C.

Change #1. Eliminate the fundamental restriction on options and futures
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning options and futures contracts states:

      No Fund will purchase or sell options or futures except those listed on a domestic exchange.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of a Fund's total assets.


Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on options and futures contracts. The non-fundamental policy recognizes that not all options contracts are listed on exchanges and imposes limitations on the amount of a Fund's options and futures contracts. The proposed change will not affect the way the Funds are currently managed. A non-fundamental policy will allow the Directors to update the restriction in response to changes in applicable law, investment experiences by the Funds and current market conditions.

The purchase of options and futures contracts by a Fund may offset either positive or negative changes in the price levels of a portfolio security or a securities index. When a Fund anticipates an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or on stock indexes. When a Fund anticipates a general decline in the market value of portfolio securities, it may sell futures contracts. Currently, the indexed portion of the All America Fund and the Equity Index Fund each invest cash in S&P 500 Index futures contracts, so that their performance will better correspond to that of the S&P 500 Index. The Funds may purchase and sell call and put options, except that a Fund may write (sell) a call option contract only on a security it holds in its portfolio and may buy a put option contract only on a security it holds in its portfolio (currently, the Funds are not engaging in these transactions). A Fund purchasing an option contract may lose the entire amount of the premium plus related transaction costs. There also may be a lack of liquidity in the options and futures secondary markets that limits a Fund's ability to close out existing positions.


Change #2. Eliminate the fundamental restriction on foreign securities
--------------------------------------------------------------------------------

The  Funds'  current  fundamental   investment  restriction  concerning  foreign
exchange and foreign securities states:

      No Fund will trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs).


Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on foreign securities. The proposed non-fundamental policy clarifies that the Funds may not trade in foreign exchange and includes ADRs in the restriction on foreign securities. ADRs are not limited under the current restriction. ADRs are securities of foreign issuers that are deposited with a U.S. financial institution, which issues receipts for the securities. ADRs are subject to the same issuer risks as foreign securities, although they are not subject to foreign custodian risks. The Investment Company considers it appropriate that there be an aggregate limit on a Fund's holdings of foreign securities and ADRs. A non-fundamental policy will allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.

Change #3. Eliminate the fundamental restriction on investing to exercise control
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning investing to exercise control over management of a company states:

      No Fund will make an investment in order to exercise control of management over a company (either singly or together with any other Fund).

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds).

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on exercise of control. The Investment Company Funds have no current intention of investing for the purpose of exercising control over management, and 1940 Act diversification requirements limit the ability of a Fund to invest to gain control of an issuer.

Change #4. Amend the fundamental restriction on underwriting securities
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning underwriting securities states:

      No Fund will underwrite the securities of other companies.

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting.


Reason for change: Underwriting the securities of an issuing company means participating in the sale and distribution of the company's securities. If a Fund purchases and later sells a security that has not been registered for sale under the Securities Act of 1933 (the "1933 Act"), the Fund may technically be an underwriter for purposes of the 1933 Act. The proposed restriction retains but restates the Funds' existing restriction on underwriting, by providing that the Funds will not underwrite securities except to the extent their purchase and sale of unregistered securities might technically be considered to be an underwriting. As under the current restriction, the proposed restriction will prohibit a Fund from underwriting any security registered under the 1933 Act.

Change #5. Eliminate the fundamental restriction on short sales
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the making of short sales states:

      No Fund will make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position.


The proposed change would only eliminate the restriction as a fundamental policy.


If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:


      No Fund will make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position.

Reason for change. The 1940 Act does not require the Investment Company to have a fundamental policy on short sales. The Funds presently have no intention of engaging in "short sales", which are a form of borrowing. If a Fund were to sell short, it would sell borrowed securities with the hope of purchasing securities of the same type at a lower price, or furnishing securities of the same type that it already owns, to replace the borrowed securities. The Investment Company initially adopted the short sale restriction based on requirements of certain state securities departments, which are no longer applicable to investment companies. Under both the Investment Company's existing fundamental investment restriction and the proposed non-fundamental investment policy, a Fund may engage in a short sale only when it owns or has the right to obtain the same securities it is selling short, which is called a "short sale against the box". Short sales by the Funds are limited under 1940 Act provisions and SEC interpretations of those provisions that restrict borrowing by an investment company. The proposed change will not affect the Funds' operations.


Change #6. Amend the fundamental restriction on commodities
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the purchase of commodities or commodities contracts states:

      No Fund will purchase commodities or commodities contracts, except to the extent described in the Prospectus and herein with respect to futures and related options.

The proposed change would reword the restriction and retain it as fundamental:

      No Fund will purchase physical commodities or contracts involving physical commodities.

Reason for change: Financial futures contracts are traded on commodities exchanges, and the Funds may invest in financial futures contracts. The change clarifies that the restriction applies only to the Funds' purchase of physical (or tangible) commodities products.

Change #7. Amend the fundamental restriction on diversification among issuers
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning diversification of investments among issuers states:

      No Fund will with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

The proposed change would amend the restriction and retain it as fundamental:


      No Fund will, based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time.

Current 1940 Act rule: The 1940 Act currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies.

Reason for change: The proposed restriction refers to the 1940 Act diversification requirement, allowing automatic updating if the requirement changes. The restrictions under current law are set forth under the proposed change. The Funds will be able to invest in investment company securities to the extent permitted under the 1940 Act (currently limited to 10% of total assets) and any exemptive relief granted by the SEC. The Funds have no current intention of purchasing the securities of other investment companies.

Change #8. Amend the fundamental restriction on amount of voting securities
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the purchase of an issuer's voting securities states:

      No Fund will with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

The proposed change would reword the restriction and retain it as fundamental:


      No Fund will, based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

Current 1940 Act rule: The 1940 Act currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Reason for change: The proposed restriction refers to the 1940 Act diversification requirement regarding the purchase of voting securities, allowing automatic updating if the requirement changes. The restriction under current law is set forth under the proposed change. The Funds will be able to invest in such securities to the extent permitted under the 1940 Act (currently limited to 10% of total assets) and any applicable exemptive relief. The Funds have no current intention of purchasing the securities of other investment companies.


Change #9. Amend the fundamental restriction on issuing senior securities
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the issuance of senior securities states:

      No Fund will issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company.

The proposed change would reword the restriction and retain it as fundamental:

      No Fund will issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time.

Reason for change: The proposed restriction simplifies the wording. Under the 1940 Act, borrowing and certain other transactions by an investment company are viewed as creating "senior securities". Senior securities, as debt, would be entitled to payment prior to the claims of the investment company's shareholders. The 1940 Act and related rules and interpretations permit an investment company to issue senior securities, including through borrowing, in certain circumstances. The reference to these provisions will in effect incorporate them into the fundamental restriction.

Change #10. Amend the fundamental restriction on industry concentration
--------------------------------------------------------------------------------

The  Funds'   current   fundamental   investment   restriction   concerning  the
concentration of investments in any industry states:

      No Fund will make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The proposed change would amend the restriction and retain it as fundamental:


      No Fund will invest more than 25% of its total assets in the securities of issuers in one industry, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issud by U.S. banks.

Reason for change: The proposed restriction simplifies the wording and would allow the Money Market Fund to concentrate in bank instruments issued by U.S. banks. Banks tend to be active issuers of the types of securities in which the Money Market Fund may invest. At times, the Money Market Fund may need to concentrate its investments in the banking industry in order to maximize its investment performance.


Change #11. Amend the fundamental restriction on real estate and mortgages
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the purchase of real estate or mortgages states:

      No Fund will purchase real estate or mortgages directly, except that the All America Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues.

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts.

If a Fund's shareholders approve the proposed change, the Directors intend to adopt the following additional non-fundamental investment policy:

      No Fund will, if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities.

Reason for change: The revised fundamental policy allows all of the Funds to purchase mortgage-backed securities. The non-fundamental policy will limit purchases of these securities by the Investment Company's equity funds to U.S. Government Securities, which are liquid and may be appropriate for investment by the equity funds in certain market conditions. The policy's limit for fixed income Funds currently is included in the Investment Company's SAI. A non-fundamental policy will allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.


A mortgage-backed security has certain risks because of the principal prepayment feature inherent in the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, resulting in the holder receiving proceeds that must be reinvested at lower yields and causing the maturity of the security to be sooner than expected. Conversely, an increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than anticipated at the time of purchase, resulting in the holder not receiving expected proceeds, the lengthening of the maturity of the security, and a possible reduction in the price and yield of the security.


Change #12. Eliminate  the  fundamental  restriction  on  registered  investment company securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning investment in the securities of other investment companies states:


      No Fund will purchase any securities issued by any other investment company, except as permitted under the Investment Company Act and in accordance with applicable state law.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:


      No Fund will invest in the securities of any investment company, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy for the purchase of investment company securities. Under current 1940 Act provisions, a Fund may invest up to 10% of its total assets in the securities of any other investment companies, may invest not more than 5% of its total assets in the securities of any one investment company and may not own more than 3% of an investment company's outstanding voting securities. The Funds do not have any current intention of investing in investment company securities.


Change #13. Eliminate the fundamental restriction on purchasing on margin
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning purchasing securities on margin, borrowing money and pledging assets states:

      No Fund will purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of Fund's total assets at market value.

The proposed change for purchasing on margin would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin.

Reason for change: The Funds presently have no intention of "purchasing securities on margin," which is a form of borrowing. If a Fund were to purchase securities on margin, it would pay only a portion of the purchase price (the margin) and borrow the remainder of the purchase price from a broker. The Investment Company initially adopted the margin restriction based on requirements of certain state securities departments, which are no longer applicable to investment companies. The Funds are prohibited from making margin purchases under the 1940 Act, which restricts the creation of senior securities through borrowing.

Change #14. Amend the fundamental restriction on borrowing and pledging assets
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning borrowing money and pledging assets, which also covers purchasing on margin, is set forth above under Change #13. The proposed change for borrowing money and pledging assets would amend the restriction and retain it as fundamental:


      No Fund will borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time.

Current 1940 Act rule: 1940 Act and rules thereunder currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days.


If a Fund's shareholders approve the proposed change, the Directors intend to adopt an additional, non-fundamental investment policy regarding borrowing:

      No Fund will borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit.


Reason for change: The proposed fundamental restriction refers to the 1940 Act restriction on borrowing, allowing automatic updating if the requirement changes. The restriction under current law is set forth under the proposed change. The existing restriction on pledging assets, which is proposed to be eliminated, was based on state securities law requirements that are no longer applicable to investment companies, and the Investment Company considers that the 1940 Act provisions on borrowing are appropriate to address the pledge of assets. The non-fundamental policy will establish limits on a Fund's borrowing that are consistent with the limits currently applicable to the Funds and allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.

The Investment Company contemplates that Funds in some circumstances may borrow to meet liquidity needs. The Funds maintain a certain amount of cash in their portfolios in order to meet redemption requests from shareholders. At times, the amount of cash may be inadequate to meet all redemption requests. If a Fund must sell securities to raise cash to pay the redeeming shareholder, there will be a timing difference between when the Fund pays the shareholder and when it receives the proceeds from sale of the securities. This difference occurs because when a shareholder redeems from a Fund, the shareholder normally receives the redemption proceeds on the next business day. When a Fund sells securities, however, the settlement date, meaning the date it receives the sale proceeds, occurs up to three business days after the sale of securities. If a Fund must sell securities to pay redemption proceeds to a shareholder, it may need to borrow money on a temporary basis until it receives sale proceeds on the settlement date.

Under current law, the Funds may borrow only from banks. If the proposed amendments to the Funds' fundamental investment restrictions on borrowing are approved by Fund shareholders, the Investment Company, on behalf of the approving Funds, may apply to the SEC for an exemption from the prohibition on borrowing from another Fund or a fund of an affiliated investment company (an "Affiliated Portfolio"). There is no assurance that the SEC will grant the exemption. If the SEC does grant the exemption, each Fund covered by the application would be allowed to borrow from Affiliated Portfolios in accordance with the conditions in the SEC exemptive order. The Investment Company would borrow from an Affiliated Portfolio rather than a bank only when the borrowing Fund would pay a lower rate of interest than available through bank loans for comparable short-term investments. Before the Investment Company could file an exemptive application with the SEC, the Board of Directors would have to review the proposed borrowing program and determine that it would provide potential benefits to the Funds, including more flexibility in engaging in borrowing transactions and the possibility of borrowing in a more cost-effective manner.

Change #15. Amend the fundamental restriction on making loans
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning making loans states:

      No Fund will make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan).

The proposed change would amend the restriction and retain it as fundamental:


      No Fund will lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act rule: The 1940 Act and rules thereunder currently limit a Fund's lending to 33 1/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.


If a Fund's shareholders approve the proposed change, the Directors intend to adopt an additional, non-fundamental investment policy regarding lending assets:


      No Fund will lend more than 10% of its assets.

Reason for change: The proposed fundamental restriction refers to the 1940 Act restriction on lending, allowing automatic updating if the requirement changes. The restriction under current law is set forth under the proposed change. The non-fundamental policy will limit a Fund's borrowing and allow the Directors to update the lending restriction in response to investment experiences by the Funds and current market conditions.


Under current law, the Funds may not lend to other Funds. If the proposed amendments to the Funds' fundamental investment restrictions on making loans are approved by Fund shareholders, the Investment Company, on behalf of the approving Funds, may apply to the SEC for an exemption from the prohibition on lending to Affiliated Portfolios ("interfund lending"). There is no assurance that the SEC will grant the exemption. If the SEC does grant the exemption, each Fund covered by the application would be allowed to lend to Affiliated Portfolios to the extent set forth in the non-fundamental policy and in accordance with the conditions in the SEC exemptive order. Each Fund maintains a certain amount of cash in its portfolio in order to meet redemption requests as they occur, and the Funds invest this cash on a short-term basis. A Fund would lend assets to an affiliate only if it would receive a greater return than available under other short-term investments. Before the Investment Company could file an exemptive application with the SEC, the Board of Directors would have to review the proposed interfund lending program and master loan agreement, including risks to the Funds, and determine that interfund lending would provide potential benefits to the Funds, including more flexibility in engaging in lending transactions and the possibility of earning higher returns on short-term investments.

Change #16. Eliminate the fundamental restriction on illiquid securities
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning illiquid securities states:

      No Fund will invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors.


Reason for change: The 1940 Act does not require the Investment Company to adopt a fundamental policy on the purchase of illiquid securities. The Investment Company initially adopted the 10% restriction based on the requirements of certain state securities departments, which are no longer applicable to investment companies. Under the 1940 Act and current SEC policy, a Fund's investment in illiquid securities is limited to 15% of total assets (10% in the case of money market funds). The non-fundamental policy will allow the Directors to update the restriction in response to changes in applicable law, investment experiences by the Funds and current market conditions.


Change #17. Eliminate  the  fundamental  restriction on purchase of oil, gas and mineral interests
--------------------------------------------------------------------------------

The Funds' current fundamental investment restriction concerning the purchase of oil, gas and mineral interests states:

      No Fund will purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

The proposed change would eliminate the restriction.

Reason for change: The Funds do not have the authority to purchase oil, gas or mineral interests, so the restriction is unnecessary.


Required Vote for Proposal 2, Changes #1-#17. The shares of each Fund will vote separately on each proposed change #1-#17 to the Fund's fundamental investment restrictions. Approval by a Fund of a proposed change requires the affirmative vote of a majority of the outstanding shares of that Fund. The approval of any one proposed change for a Fund is not conditioned on any other proposed change being approved by the Fund's shareholders or shareholders of other Funds.


The Directors of the Investment Company recommend that the shareholders of each Fund vote FOR this Proposal 2, Changes #1 through #17.

--------------------------------------------------------------------------------
Proposal 3.  Ratify Selection of Arthur Andersen LLP as Independent
Accountants
--------------------------------------------------------------------------------

The Board of Directors, including a majority of the Directors who are not interested persons of the Investment Company, has selected the firm of Arthur Andersen LLP, independent certified public accountants ("Arthur Andersen"), to audit the financial statements of the Investment Company Funds for the year ending December 31, 2000. Arthur Andersen also acts as independent certified public accountants for Mutual of America and its subsidiaries, including the Adviser.

The Investment Company's independent accountants audit the Investment Company's annual financial statements and provide tax services. Arthur Andersen does not provide consulting services for the Investment Company, Mutual of America or any of its subsidiaries. Representatives of Arthur Andersen are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they so desire and will be available if any matter requiring their presence arises at the Meeting.


Required Vote. Ratification of the selection of Arthur Andersen LLP as independent accountants requires the approval of a majority of the Investment Company Fund shares voting at the Meeting.


The Directors of the Investment Company recommend that the shareholders of each Fund vote FOR this Proposal 3.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

Other Business to Come Before the Meeting. The Board does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, however, proxy cards that do not contain specific instructions to the contrary will be voted on the additional matters in accordance with the judgment of the persons designated in the proxy cards to serve as proxies.

Proposals of Shareholders. Any shareholders who wish to submit any proposal for inclusion in a proxy statement for a shareholder meeting that takes place after the Meeting should send their written proposals to the Secretary of the Investment Company, 320 Park Avenue, New York, New York 10022 within a reasonable time before the solicitation of proxies for the next shareholders meeting. Even if a shareholder submits a proposal on a timely basis, the inclusion of the proposal in the Investment Company's proxy statement is not guaranteed.


Payment of Costs Related to the Meeting. The costs of preparing, printing and delivering the Notice of Special Meeting, Proxy Statement and proxy cards to the shareholders and of soliciting shareholders are chargeable to the Investment Company. The Investment Company will not hire outside proxy soliciters to obtain the votes of shareholders for the Meeting.

                                                                   July 19, 2000

                                                                       EXHIBIT A

                  PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS


The following investment restrictions are fundamental. A Fund may not change these policies unless a majority of the outstanding voting shares of the Fund approves the change. No Fund will:

 1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

 2. purchase physical commodities or contracts involving physical commodities;

 3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;


 4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time;


 5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;


 6. invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.


 7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;



 8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or


 9. lend assets to other persons except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

                                                                       EXHIBIT B

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

1. purchase or sell options or futures except those listed on a domestic exchange;

2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities;

3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

4.   underwrite the securities of other companies;

5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

6. purchase commodities or commodities contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

11. purchase real estate or mortgages directly, except that the All America Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

12.  purchase any securities  issued by any other  investment  company except as
     permitted  under  the  Investment   Company  Act  and  in  accordance  with
     applicable state law;

13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

                                                                       EXHIBIT C

                  PROPOSED NON-FUNDAMENTAL INVESTMENT POLICIES


Below are the non-fundamental investment policies that the Board of Directors of the Investment Company intends to adopt for the Funds whose shareholders approve the proposed amendments to the Funds' fundamental investment restrictions.

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed under the 1940 Act and related rules and interpretations or other regulatory authorities. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.   lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.  invest more than 5% of its total assets in equipment trust certificates;*

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;*

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;*

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;*


15.  invest more than 5% of its assets in warrants*; or


16.  invest more than 10% of its assets in preferred stock.*


----------
* The Investment Company's Statement of Additional Information, dated May 1, 2000, describes these policies as current intentions of the Funds, and the Board intends to adopt them as non-fundamental investment policies.


MUTUAL OF AMERICA                                                                   ALL AMERICA FUND
INSTITUTIONAL FUNDS, INC.
-------------------------                                              MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 PARK AVENUE                                                         320 Park Avenue, New York, New York 10022
NEW YORK, NEW YORK 10022-6839
                                                               Special Meeting of Shareholders--August 24, 2000, 9:30 a.m.

                                                    This proxy is solicited on behalf of the Board of Directors of Mutual of America
                                                    Institutional  Funds,  Inc.  ("Investment  Company").   The  undersigned  hereby
                                                    appoints  Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of  substitution)  to  attend  the  Special  Meeting  of  Shareholders,  and all adjournments  thereof,  and to vote all shares of common stock of the Investment
                                                    Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated July 19, 2000.

                                                    If you sign below but leave the Card blank,  the  Investment  Company  will vote your Shares FOR all matters.



- To vote by mail, an authorized person should sign below and return the Card in the envelope provided
- To vote by fax, call 1-212-224-2540

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

====================================================================================================================================

  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. -- ALL AMERICA FUND

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    THE MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

    Vote On Proposals                                                                               For      Withhold    For All
                                                                                                    All         All       Except
    1.   To Elect a Board of Directors:                                                             |_|         |_|         |_|

         1. Kevin M. Kearney
         2. Dolores J. Morrissey                           ____________________________________
         3. John T. Sharkey                                To withhold authority to vote for a
         4. John R. Silber                                 nominee, mark "For All Except" and
         5. Stanley Shmishkiss                             write the nominee's number on the
         6. Patrick J. Waide,  Jr.                         line above.



                                                                                                  For All                   Abstain
    2.   To approve amended fundamental investment restrictions to: (a) delete                  (Except Any    Against      As Noted
         restrictions that are no longer required to be fundamental due to                      Noted Below)     All          Below
         changes in state laws or which otherwise need not be fundamental;
         and (b) revise the language of those restrictions that are still required to be fundamental:

    Changes Proposed                                       OR ALL EXCEPT:
         1.  Options and futures
         2.  Foreign securities                            ___________________________________     |_|           |_|           |_|
         3.  Exercise of control                           To vote against any Changes, mark
         4.  Underwriting  securities                      "For All (Except Any Noted
         5.  Making short sales                            Below)" and write the number(s) of
         6.  Commodities                                   the Change(s) on the line above.
         7.  Issuer  diversification
         8.  Voting  securities
         9.  Senior securities                             ABSTAIN:
         10. Industry  concentration                       ___________________________________
         11. Real estate and  mortgages                    To abstain from voting on all
         12. Investment  company securities                Changes, write "All" on the line
         13. Purchasing on margin                          above. To abstain on individual Changes,
         14. Borrowing money                               write the number(s) of the Change(s) on
         15. Lending Fund assets                           the line above.
         16. Illiquid securities
         17. Oil, gas and mineral interests


         If you mark "Abstain as Noted Below" and do not write on the line under
         "Abstain:", you will be considered to have abstained from voting on all
         Changes.
                                                                                                     For       Against    Abstain
    3.   To ratify the Board's  selection of Arthur  Andersen  LLP as  independent                  |_|           |_|           |_|
         accountants

    4.   To transact any other business before Meeting                                              |_|           |_|           |_|



    _______________________________________________________          ___________________________________
    Signature                                  Date                  Print Name and Title

==================================================================================================================================




MUTUAL OF AMERICA                                                                 EQUITY INDEX FUND
INSTITUTIONAL FUNDS, INC.
-------------------------                                              MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 PARK AVENUE                                                         320 Park Avenue, New York, New York 10022
NEW YORK, NEW YORK 10022-6839
                                                              Special Meeting of Shareholders--August 24, 2000, 9:30 a.m.

                                                    This proxy is solicited on behalf of the Board of Directors of Mutual of America
                                                    Institutional  Funds,  Inc.  ("Investment  Company").   The  undersigned  hereby
                                                    appoints  Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of  substitution)  to  attend  the  Special  Meeting  of  Shareholders,  and all adjournments  thereof,  and to vote all shares of common stock of the Investment
                                                    Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated July 19, 2000.

                                                    If you sign below but leave the Card blank,  the  Investment  Company  will vote your Shares FOR all matters.

- To vote by mail, an authorized person
  should sign below and return the Card
  in the envelope provided
- To vote by fax, call 1-212-224-2540

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

==================================================================================================================================



  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. -- EQUITY INDEX FUND

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    THE MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:


    Vote On Proposals                                                                                For      Withhold     For All
                                                                                                     All        All         Except
                                                                                                     |_|        |_|          |_|
    1.   To Elect a Board of Directors:

         1. Kevin M. Kearney
         2. Dolores J. Morrissey
         3. John T. Sharkey
         4. John R. Silber                                 ________________________________________
         5. Stanley Shmishkiss                             To withhold authority to vote for a
         6. Patrick J. Waide,  Jr.                         nominee, mark "For All Except" and write
                                                           the nominee's number on the  line above.



    2.   To approve amended fundamental investment restrictions to: (a) delete restrictions       For All                   Abstain
         that are no longer required to be fundamental due to changes in state laws or which    (Except Any    Against      As Noted
         otherwise need not be fundamental; and (b) revise the language of those restrictions   Noted Below)     All          Below
         that are still required to be fundamental:

                                                           FOR ALL EXCEPT:
    Changes Proposed                                                                                |_|         |_|           |_|
         1.  Options and futures                           __________________________________
         2.  Foreign securities                            To vote against any Changes, mark
         3.  Exercise of control                           "For All  (Except Any Noted Below)"
         4.  Underwriting  securities                      and write the number(s) of the
         5.  Making short sales                            Change(s) on the line above.
         6.  Commodities
         7.  Issuer  diversification
         8.  Voting  securities                            ABSTAIN:
         9.  Senior securities                             ___________________________________
         10. Industry  concentration                       To abstain from voting on all
         11. Real estate and  mortgages                    Changes, write "All" on the line
         12. Investment  company securities                above. To abstain on individual Changes,
         13. Purchasing on margin                          write the number(s) of the Change(s) on
         14. Borrowing money                               the line above.
         15. Lending Fund assets
         16. Illiquid securities
         17. Oil, gas and mineral interests

         If you mark "Abstain as Noted Below" and do not write on the line under
         "Abstain:", you will be considered to have abstained from voting on all
         Changes.
                                                                                                     For       Against     Abstain
    3.   To ratify the Board's  selection of Arthur  Andersen  LLP as  independent                   |_|         |_|         |_|
         accountants

    4.   To transact any other business before Meeting                                               |_|         |_|         |_|


    _______________________________________________________          ___________________________________
    Signature                                  Date                  Print Name and Title

==================================================================================================================================



MUTUAL OF AMERICA                                                                      BOND FUND
INSTITUTIONAL FUNDS, INC.
-------------------------                                              MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 PARK AVENUE                                                        320 Park Avenue, New York, New York 10022
NEW YORK, NEW YORK 10022-6839
                                                                Special Meeting of Shareholders--August 24, 2000, 9:30 a.m.

                                                    This proxy is solicited on behalf of the Board of Directors of Mutual of America
                                                    Institutional  Funds,  Inc.  ("Investment  Company").   The  undersigned  hereby
                                                    appoints  Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of  substitution)  to  attend  the  Special  Meeting  of  Shareholders,  and all adjournments  thereof,  and to vote all shares of common stock of the Investment
                                                    Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated July 19, 2000.

                                                    If you sign below but leave the Card blank,  the  Investment  Company  will vote your Shares FOR all matters.


    - To vote by mail, an authorized person should sign below and return the Card in the envelope provided
    - To vote by fax, call 1-212-224-2540

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      X


==================================================================================================================================


  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. -- BOND FUND

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

              THE MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                                    For       Withhold    For All
    Vote On Proposals                                                                               All         All        Except
                                                                                                    |_|         |_|         |_|
    1.   To Elect a Board of Directors:

         1.  Kevin M. Kearney
         2.  Dolores J. Morrissey
         3.  John T. Sharkey
         4.  John R. Silber                                ___________________________________
         5.  Stanley Shmishkiss                            To withhold authority to vote for a
         6.  Patrick J. Waide,  Jr.                        nominee, mark "For All Except" and
                                                           write the nominee's number on the
                                                           line above.


    2.   To approve amended fundamental investment restrictions to: (a) delete restrictions       For All                   Abstain
         that are no longer required to be fundamental due to changes in state laws or which    (Except Any    Against      As Noted
         otherwise need not be fundamental; and (b) revise the language of  those restrictions  Noted Below)     All          Below
         that are still required to be fundamental:

    Changes Proposed                                       FOR ALL EXCEPT:
         1.  Options and futures                                                                    |_|         |_|           |_|
         2.  Foreign securities                            __________________________________
         3.  Exercise of control                           To vote against any Changes, mark
         4.  Underwriting  securities                      "For All  (Except Any Noted Below)"
         5.  Making short sales                            and write the number(s) of the
         6.  Commodities                                   Change(s) on the line above.
         7.  Issuer  diversification
         8.  Voting  securities
         9.  Senior securities                             ABSTAIN:
         10. Industry  concentration                       ___________________________________
         11. Real estate and  mortgages                    To abstain from voting on all
         12. Investment  company securities                Changes, write "All" on the line
         13. Purchasing on margin                          above. To abstain on individual Changes,
         14. Borrowing money                               write the number(s) of the Change(s) on
         15. Lending Fund assets                           the line above.
         16. Illiquid securities
         17. Oil, gas and mineral interests


         If you mark "Abstain as Noted Below" and do not write on the line under
         "Abstain:", you will be considered to have abstained from voting on all
         Changes.
                                                                                                     For       Against     Abstain
    3.   To ratify the Board's  selection of Arthur  Andersen  LLP as  independent                   |_|         |_|         |_|
         accountants

    4.   To transact any other business before Meeting                                               |_|         |_|         |_|

    _______________________________________________________          ___________________________________
    Signature                                  Date                  Print Name and Title

==================================================================================================================================



MUTUAL OF AMERICA                                                              MONEY MARKET FUND
INSTITUTIONAL FUNDS, INC.
-------------------------                                              MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 PARK AVENUE                                                     320 Park Avenue, New York, New York 10022
NEW YORK, NEW YORK 10022-6839
                                                            Special Meeting of Shareholders--August 24, 2000, 9:30 a.m.

                                                    This proxy is solicited on behalf of the Board of Directors of Mutual of America
                                                    Institutional  Funds,  Inc.  ("Investment  Company").   The  undersigned  hereby
                                                    appoints  Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of  substitution)  to  attend  the  Special  Meeting  of  Shareholders,  and all adjournments  thereof,  and to vote all shares of common stock of the Investment
                                                    Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated July 19, 2000.

                                                    If you sign below but leave the Card blank,  the  Investment  Company  will vote your Shares FOR all matters.


- To vote by mail, an authorized person should sign below and return the Card in the envelope provided
- To vote by fax, call 1-212-224-2540

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X

==================================================================================================================================

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. -- MONEY MARKET FUND

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    THE MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:


    Vote On Proposals                                                                                 For       Withhold    For All
                                                                                                      All         All        Except
                                                                                                      |_|         |_|         |_|
    1.   To Elect a Board of Directors:

         1.  Kevin M. Kearney
         2.  Dolores J. Morrissey
         3.  John T. Sharkey
         4.  John R. Silber                                ___________________________________
         5.  Stanley Shmishkiss                            To withhold authority to vote for a
         6.  Patrick J. Waide,  Jr.                        nominee, mark "For All Except" and
                                                           write the nominee's number on the
                                                           line above.


    2.   To approve amended fundamental investment restrictions to: (a) delete restrictions       For All                   Abstain
         that are no longer required to be fundamental due to changes in state laws or          (Except Any    Against      As Noted
         which otherwise need not be fundamental; and (b) revise the language of those          Noted Below)     All          Below
         restrictions that are still required to be fundamental:


    Changes Proposed                                       FOR ALL EXCEPT:
         1.  Options and futures                                                                    |_|         |_|           |_|
         2.  Foreign securities                            __________________________________
         3.  Exercise of control                           To vote against any Changes, mark
         4.  Underwriting  securities                      "For All  (Except Any Noted Below)"
         5.  Making short sales                            and write the number(s) of the
         6.  Commodities                                   Change(s) on the line above.
         7.  Issuer  diversification
         8.  Voting  securities
         9.  Senior securities                             ABSTAIN:
         10. Industry  concentration                       ___________________________________
         11. Real estate and  mortgages                    To abstain from voting on all
         12. Investment  company securities                Changes, write "All" on the line
         13. Purchasing on margin                          above. To abstain on individual Changes,
         14. Borrowing money                               write the number(s) of the Change(s) on
         15. Lending Fund assets                           the line above.
         16. Illiquid securities
         17. Oil, gas and mineral interests

         If you mark "Abstain as Noted Below" and do not write on the line under
         "Abstain:", you will be considered to have abstained from voting on all
         Changes.
                                                                                               For       Against     Abstain
    3.   To ratify the Board's  selection of Arthur  Andersen  LLP as  independent             |_|         |_|         |_|
         accountants

    4.   To transact any other business before Meeting                                         |_|         |_|         |_|

    _______________________________________________________          ___________________________________
    Signature                                  Date                  Print Name and Title
==================================================================================================================================
